SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) December 10, 1998



                                DESIGNS, INC.
           (Exact name of registrant as specified in its charter)


   Delaware                     0-15898                    04-2623104
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 (State or other               (Commission               (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)


 66 B Street
 Needham, Massachusetts                                      02194
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 (Address of principal executive offices)                  (Zip Code)


                              (781) 444-7222
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)



 ITEM 5.  OTHER EVENTS.

           On December 10, 1998, the Board of Directors of Designs, Inc., a Delaware corporation (the "Company"), approved the formation of a committee of independent outside directors to consider the Company's strategic alternatives, including a possible sale of the Company, with a view towards maximizing stockholder value in the near term. The Board of Directors of the Company also determined to oppose the consent solicitation initiated by Jewelcor Management, Inc., a Nevada corporation, and its controlling shareholder, Seymour Holtzman, for the purpose of removing and replacing the members of the Company's Board of Directors other than Chairman Stanley
 I. Berger. A copy of the press release issued by the Company on December 11, 1998 is attached hereto as Exhibit 99.1.

           Also on December 10, 1998, the Board of Directors of the Company approved certain amendments to the By-laws of the Company. The amendments to the By-laws are attached hereto as Exhibit 99.2 and are incorporated herein by reference in its entirety.

 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

      The following exhibits are filed with this Current Report on Form 8-K:


 Exhibit
 Number              Description
 -------             -----------

   99.1         Press Release of Designs, Inc., dated December 11, 1998.

   99.2         Text of amendments to the By-laws of Designs, Inc.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated:  December 11, 1998


                                    DESIGNS, INC.


                                    By: /s/ Carolyn R. Faulkner
                                       -----------------------------------
                                    Name:  Carolyn R. Faulkner
                                    Title: Vice President, Chief Financial
                                           Officer and Treasurer



                               EXHIBIT INDEX


 Exhibit
 Number         Description
 -------        -----------

   99.1         Press Release of Designs, Inc., dated December 11, 1998.

   99.2         Text of amendments to the By-laws of Designs, Inc.